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                                                               EXHIBIT 10.173

                                                               EXECUTION VERSION

              THIRD AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT

     This Third Amended and Restated Account Control Agreement ("Control Agreement") is made as of the 25th day of January, 2006, by and among Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), the Pokagon Band of Potawatomi Indians (the "Band") and U.S. Bank National Association, f/k/a Firstar Bank, N.A. ("Firstar" or "Bank").

                                   WITNESSETH:

     WHEREAS, the Band and Lakes entered into a Development Agreement dated as of July 8, 1999 (the "1999 Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "1999 Management Agreement"; collectively, with the 1999 Development Agreement, the "1999 Agreements"), pursuant to which the Band engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the 1999 Development Agreement, the "Facility"); and

     WHEREAS, pursuant to the 1999 Development Agreement, Lakes agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in the 1999 Development Agreement; and

     WHEREAS, pursuant to the 1999 Management Agreement Lakes agreed to manage the Facility on the terms set out in the 1999 Management Agreement; and

     WHEREAS, Lakes assigned its rights and obligations under the 1999 Agreements to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000, subject to the terms and conditions set out in that agreement (the Assignment and Assumption Agreement, as the same has been by a First Amendment dated as of December 22, 2004 and a Second Amended and Restated Assignment and Assumption Agreement dated as of January 25, 2006 and may be modified, restated, amended and substituted, is hereinafter called the "Assignment Agreement"); and

     WHEREAS, the 1999 Agreements were amended and restated by a First Amended and Restated Development Agreement dated as of October 16, 2000 and by a First Amended and Restated Management Agreement dated as of October 16, 2000 (collectively, the "First Amended and Restated Agreements") and by a Second Amended and Restated Development Agreement dated as of December 22, 2004 and a Second Amended and Restated Management Agreement

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dated as of December 22, 2004 (collectively, the "Second Amended and Restated
Agreements"); and

     WHEREAS, Lakes and Great Lakes have granted Band a security interest pursuant to a Pledge and Security Agreement dated July 8, 1999, as amended by First Amendment dated as of October 16, 2000, a Second Amendment dated as of December 22, 2004 and a Third Amended and Restated Pledge and Security Agreement dated as of January 25, 2006 (collectively, the "Security Agreement"), in a securities account maintained by Bank for Great Lakes, and in all related property. Lakes entered into an Account Control Agreement among the Band and Firstar dated as of July 8,1999, and Great Lakes joined therein to perfect the Band's security interest in that account and those assets (the "Control Agreement").

     WHEREAS, the Control Agreement was amended by first amendments dated as of October 16, 2000 and second amendments dated as of December 22, 2004; and

     WHEREAS, Great Lakes, Lakes and the Band have entered into a Third Amended and Restated Development Agreement dated as of January 25, 2006 and a Third Amended and Restated Management Agreement dated as of January 25, 2006 (collectively, the "Third Amended and Restated Agreements"); and

     WHEREAS, the parties wish to amend and restate the Control Agreement to reflect the execution of the Third Amended and Restated Agreements, and to provide that the Control Agreement will secure the obligations of Lakes and Great Lakes to the Band under the Third Amended and Restated Agreements;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment of Account. Lakes represents to Firstar that it has, pursuant to the Assignment Agreement, assigned and transferred to Great Lakes all rights of Lakes in and to the Account the date hereof, as well as those subsequently accruing. Great Lakes recognizes and agrees that the Account and all cash, financial assets and investment property credited to the Account are and shall remain subject to the first perfected security interest of the Band in accordance with the Security Agreement and this Account Control Agreement.

2.   The Account.

     Bank represents and warrants to the Band that:

     a. Bank maintains account number 5522000 (the "Account") for Great Lakes under the name "Pokagon Collateral Account."

     b. Lakes has deposited $20,900,000 in the Account, subject to this Account Control Agreement. Bank represents that the value and composition of the assets in the Account as of January 25, 2006 are shown on the attached Schedule 1.


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     c.   Great Lakes shall make such further deposits into the Account as may be required under the Agreements, including without limitation such amounts as are needed to maintain a $2,000,000 balance in the Account in accordance with Section 8.2 of the Third Amended and Restated Development Agreement.

     d. Bank does not know of any claim to or interest in the Account, except for claims and interests of the parties referred to in this Control Agreement

3.   Definitions.

     a.   The following terms shall have the indicated meanings:

     "AGREEMENTS" means the Third Amended and Restated Development Agreement and the Third Amended and Restated Management Agreement between Great Lakes and the Band dated as of January 25, 2006, as the same may be further amended, restated, substituted or modified.

     "AWARD" means the award of an arbitrator relating to the Account in an arbitration conducted in accordance with Article 14 of the Third Amended and Restated Development Agreement.

     "BAND ACCOUNT" means a bank account in the name of the Band on which Great Lakes does not have signatory authority, which account is designated by the Band pursuant to Section 13 (a) of this Control Agreement to receive transfers from the Account on account of the Transition Loan and the Non-Gaming Acquisition Line of Credit and $900,000 of the Signing Fee.

     "BAND NOTIFICATION OF EXCLUSIVE CONTROL" means a Band Notification of a Lakes Default or a Band Notification of Termination.

     "BAND NOTIFICATION OF LAKES DEFAULT" means notification by the Band to Bank that either of the following conditions has been satisfied:

     (A) A Manager Event of Default or a Lakes Event of Default has occurred under the Third Amended and Restated Agreements and is continuing; (b) either (i) the time for Lakes to demand arbitration under the Third Amended and Restated Agreements has expired, or (ii) Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and
          (c) the Band is entitled to payment of the property in the Account to the extent specified therein; or

     (B) A Guaranty Event of Default, as defined in a Guaranty from Lakes and LG&R to the Band dated October 16, 2000, as amended by First Amendment dated as of December 22, 2004, and a Second Amended and Restated Unlimited Guaranty dated as of January 25, 2006 has occurred.


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          The Band Notification of Lakes Default shall be in the form attached hereto as Exhibit A.

     "BAND NOTIFICATION OF TERMINATION" means notification by the Band to Bank that (a) the Third Amended and Restated Agreements have been terminated; (b) either (i) the time for Great Lakes to demand arbitration under the Third Amended and Restated Agreements has expired, or (ii) Great Lakes timely demanded arbitration, and the arbitrator's award has confirmed that termination; and (c) the Band is entitled to payment from the property in the Account to the extent specified therein. The Band Notification of Termination shall be in the form attached hereto as Exhibit B.

     "BAND REPRESENTATIVES" means one or more persons designated by the Band in writing to give consents and receive notices on behalf of the Band under this Control Agreement.

     "COURT" means the United States District Court for the District in which the Gaming Site is located (or, if the Gaming Site has not been designated, for the Western District of Michigan-Southern Division), the United States Appeals for the Sixth Circuit, and the United States Supreme Court; or if Great Lakes or the Band delivers to the Bank the written opinion of their respective counsel that such federal courts lack jurisdiction, the courts of the State of Michigan.

     "THIRD AMENDED AND RESTATED DEVELOPMENT AGREEMENT" means the Development Agreement dated as of July 8, 1999 between Lakes and the Band, as assumed by Great Lakes under the Assignment and Assumption Agreement dated as of October 16, 2000, and as amended and restated by a First Amended and Restated Development Agreement dated as of October 16, 2000, by a Second Amended and Restated Development Agreement dated as of December 22, 2004 and by a Third Amended and Restated Development Agreement dated as of January 25, 2006, and as the same may be further amended, restated, substituted or modified.

     "ENTERPRISE ACCOUNT" means a bank account in the name of the Band on which Great Lakes has signatory authority as agent for the Band pursuant to the Third Amended and Restated Development Agreement, which account is designated by the Band and Great Lakes pursuant to Section 13 (b) of this Control Agreement to receive transfers from the Account on account of Development Expenditures with regard to the Facility or the Enterprise.

     "ENTITLEMENT ORDER" means a notification to Bank from Great Lakes or the Band directing the Bank to transfer or redeem any securities, property, cash or other property in the Account.

     "FINAL ORDER" means an order, judgment or decree of a Court entered after notice and hearing (a) enjoining transfer of property in the Account, or (b) mandating compliance with, or otherwise enforcing, an Award, provided that the time for appeal from any such Order has expired or, if the Band has taken an appeal from such order, that the appeal has been denied and the Order is now final.


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     "FIRSTAR" shall mean Firstar Bank N.A, n/k/a U.S. Bank National
Association, and its successors in interest.

     "JOINT NOTICE" means notification by the Band and Great Lakes to Bank (a) that the Account shall be terminated and directing the Bank to liquidate the property in the Account and deliver the proceeds thereof as directed in the Joint Notice, or (b) that specified funds should be wired from the Account as indicated in the Joint Notice. The Joint Notice shall, as to termination of the Account, be in the form attached hereto as Exhibit C. Any other Joint Notice shall be sufficient if it is signed by both the Band and Great Lakes.

     "LAKES DRAW REQUEST" means notification by Great Lakes to the Bank, prior to receipt by Bank of a Band Notification to transfer funds from the Account, which notification shall be in the form of Exhibit D-l (as to transfers to the Band Account) or D-2 (as to transfers to the Enterprise Account).

     "ORDER" means an order, judgment or decree of a Court entered after notice and hearing (a) enjoining transfer of property in the Account, or (b) mandating compliance with, or otherwise enforcing, an Award.

     b. Capitalized terms used herein without definition shall have the meanings assigned to them in the Third Amended and Restated Development Agreement

4.   Control by the Band.

     Bank will comply with Entitlements Orders as follows:

     a. Prior to receipt by Bank of a Band Notification of Exclusive Control. Prior to receipt by Bank of a Band Notification of Exclusive Control, Bank shall transfer funds from the Account in accordance with a Lakes Draw Request if the Band gives its prior written consent to such request. Such consent shall be in the form attached as Exhibit E.

     b. Joint Notice. After receipt by Bank of a Joint Notice, Bank shall liquidate the property in the Account and transfer the proceeds thereof, and all interest, dividends and other income thereon, in accordance with the directions in such Joint Notice.

     c. Band Notification of Exclusive Control. After receipt by Bank of a Band Notification of Exclusive Control, Bank shall:

          i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Great Lakes, whether pursuant to a Lakes Draw Request or otherwise;

          ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of


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               Band;

          iii. immediately cease distributing to Great Lakes interest and dividends on property in the Account; and

          iv. not less than thirty (30) nor more than forty-five (45) days after receipt by Bank of a Band Notification of Exclusive Control, and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the Band Account, or such other account as the Band may direct in writing.

     d. Award. Bank shall comply with any Award not less than thirty (30) nor more than forty-five (45) days after receipt by Bank of a copy of the Award, unless enjoined by an Order of Court.

     e. Order: Final Order. Bank shall comply with any Order or Final Order; provided that Bank shall not distribute property out of the Account without the Band's written consent except pursuant to a Final Order.

5.   Lakes' Rights in Account.

     a. Until Bank receives a Band Notice of Exclusive Control, Bank may distribute to Great Lakes all interest and regular cash dividends on property in the Account. Bank shall not distribute any other property in the Account, including without limitation securities or the proceeds of the sale of any securities, to or at the direction of Great Lakes except to the extent provided in Section 4.

     b. Until Bank receives a Band Notice of Exclusive Control, Great Lakes may direct the investment of all property in the Account in accordance with Section 8.2 of the Third Amended and Restated Development Agreement, provided that (a) property the Account shall not include equities, swaps, derivatives or commodities; (b) no instruments, certificated securities or financial assets, as defined in the Minnesota Uniform Commercial Code, shall be held in the name of Great Lakes, and all such assets shall be held in the name of the Account; and (c) any cash balances shall be invested in money market or other financial assets, unless needed to make distributions in accordance with this Control Agreement. Subject to that limitation, Bank may rely conclusively on Great Lakes' direction as to investment of property in the Account unless and until Bank receives a Band Notice of Exclusive Control.

     c. Bank will not comply with any Entitlement Order originated by Lakes that would require Bank to violate this Control Agreement.

6. Priority of Bank's Security Interest: Bank's Fees and Expenses: No Third Party Entitlement Orders.


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     a.   Bank subordinates in favor of Band any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that Bank will retain its prior lien on property in the Account to secure payment for property purchased for the Account, normal commissions and fees for the Account, and its reasonable fees (including attorneys fees) and expenses relating to the Account. Bank is authorized to deduct such commissions, fees and expenses from the Account. To the extent that the property in the Account is not sufficient to pay such commissions, fees and expenses, the Band and Great Lakes jointly and severally agree to pay such to Bank promptly on demand.

     b. Bank will not agree with any third party that Bank will comply with Entitlement Orders originated by the third party with regard to the Account or property in the Account.

7.   Statements. Confirmations and Notices of Adverse Claims.

     a. Bank will send copies of all statements and confirmations for the Account simultaneously to Great Lakes and Band. Bank will use reasonable efforts promptly to notify Band and Great Lakes if any other person claims that it has a property interest in property in the Account and that it is a violation of that person's rights for anyone else to hold, transfer or deal with the property. Bank will also send the Band copies of all other communications sent by Bank to Great Lakes relating to the Account, and shall furnish the Band with such other information concerning the Escrow Account as Band may reasonably request.

     b. Great Lakes shall send Band a copy of all communications sent by Great Lakes to Bank, including without limitation all Lakes Draw Requests; shall inform the Band of the nature and terms of the financial instruments in which the escrowed funds are invested; and shall furnish the Band with such other information concerning the Account as Band may request.

     c. The Band shall send Great Lakes a copy of all communications sent by the Band to Bank relating to the Account.

8.   Bank's Responsibility.

     a. Except for permitting a withdrawal, delivery or payment in violation of Sections 4 or 5, Bank will not be liable to Band for complying with Entitlement Orders from Great Lakes that are received by Bank before Bank receives a Band Notice of Exclusive Control.

     b. Bank will not be liable to Great Lakes for complying with a Band Notice of Exclusive Control or with Entitlement Orders originated by Band after receipt by the Bank of a Band Notice of Exclusive Control, even if Great Lakes notifies Bank that Band is not legally entitled to issue the Entitlement Order or the Band Notice of Exclusive


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          Control, unless Bank takes the action after it is served with an Award or Order enjoining or prohibiting compliance with an Entitlement Order of the Band, and had a reasonable opportunity to act on the Award or Order.

     c. Bank shall incur no liability hereunder except for its willful misconduct or gross negligence so long as it shall have acted in good faith.

     d. In the event that a dispute arises as to the Account, Bank may liquidate the property in the Account and deposit the property thereof with the Clerk of the United States District Court for the Western District of Michigan, Southern Division, and may interplead the parties hereto. Upon so depositing such documents and money and filing its complaint and interpleader, Bank shall be released from all liability under the terms hereof as to the money so deposited.

     e. Bank shall have no responsibility for the genuineness or validity of any notices, certificates, securities, documents or other things deposited with it and shall be fully protected in acting in accordance with any written instructions given to it hereunder and reasonably believed by it to have been signed by the proper person, party or parties. Bank can rely conclusively on the opinion of counsel to the Band, or the opinion of its own counsel, as to the expiration of the time for appeal, denial of appeal or finality of an Order, provided that nothing in this Agreement shall waive or impair any claim, if any, of Great Lakes against counsel issuing such opinion.

     f. Bank is expressly authorized to comply with and obey any and all Orders and Final Orders relating to the Account, provided that Bank does not distribute property from the Account without the Band's written consent except pursuant to a Final Order; and in case the Bank so obeys or complies with any such Order or Final Order it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance.

     g. Without limiting the provisions of Section 8 (c) above, the Bank shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Bank (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

     h. This Control Agreement does not create any obligation of Bank except for those expressly set forth in this Control Agreement. In particular, Bank need not investigate whether Band is entitled under Band's agreements with Great Lakes to give an Entitlement Order or a Band Notice of Exclusive Control.

     i. The Account shall be maintained in the name of "Pokagon Collateral Account" on the books of the Bank unless the Band otherwise consents in writing.


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9.   Termination: Survival.

     a. Band may terminate this Control Agreement by notice to Bank and Great Lakes. Bank may terminate this Control Agreement on 60 days' notice to Band and Great Lakes.

     b. If Band notifies Bank that Band's security interest in the Account has terminated, this Control Agreement will immediately terminate.

     c. Section 8, "Bank's Responsibility," will survive termination of this Control Agreement.

10.  Financial Assets.

     All property credited to the Account will be treated as financial assets and investment property under Articles 8 and 9 of the Minnesota Uniform Commercial Code.

11.  Successors and Assigns.

     A successor to or assignee of Band's rights and obligations under the Third Amended and Restated Development Agreement will succeed to Band's rights and obligations under this Control Agreement.

12.  Notice.

     a. Except as provided in Section 12 (b), any notice required to be given pursuant to this Control Agreement shall be delivered to the appropriate party by Certified Mail Return Receipt Requested or by overnight mail or courier service, to the following addresses:

          If to the Band:   Pokagon Band of Potawatomi Indians
                            58620 Sink Road
                            Dowagiac, MI 49047
                            Attn: Chairman, Tribal Council
                            Facsimile No.: (616) 782-9625

          With a copy to:   Michael Phelan, General Counsel
                            Pokagon Band of Potawatomi Indians
                            P.O. Box 180
                            Dowagiac, MI 49047
                            Facsimile No.: (269) 782-7988

          and               Daniel Amory, Esq.
                            Drummond Woodsum & MacMahon


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                            P.O. Box 9781
                            Portland, ME 04104-5081
                            Facsimile No.: (207) 772-3627

          If to Manager     Great Lakes Gaming of Michigan, LLC
          or Lakes:         Lakes Entertainment, Inc.
                            130 Cheshire Lane
                            Minnetonka, MN 55305
                            Attn: Timothy J. Cope
                            Facsimile No.: (952) 449-7064

          With a copy to:   Damon Schramm
                            Lakes Entertainment, Inc.
                            130 Cheshire Lane
                            Minnetonka, MN 55305
                            Facsimile No.: (612) 632-4328

          With a copy to:   Kevin Quigley, Esq.
                            Hamilton Quigley & Twait, PLC
                            First National Bank Building
                            Suite W1450
                            332 Minnesota Street
                            Saint Paul, MN 55101-1314
                            Facsimile No.: (651) 602-9976

          and to:           Daniel R. Tenenbaum
                            Gray Plant Mooty
                            500 I.D.S. Center
                            80 So. 8th Street
                            Minneapolis, MN 55402-3796
                            Facsimile No.: (612) 632-4444

     b. Any consent by the Band to a Lakes Draw Request may be sent either as provided in Section 12 (a) or by facsimile transmission addressed to the Bank and Lakes at the facsimile numbers set forth above. Copies of such consents need not be sent to counsel.

     c. Any party may change any address or telecopy number by written notice to all parties.

     d. Any notice shall be deemed given three days following deposit in the United States mail, one day following delivery to an overnight delivery service, on oral confirmation of receipt of a facsimile transmission, or upon actual delivery, whichever first occurs.


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13.  Designation of Accounts.

     a. Band Account. The Band shall designate the Band Account by written notice to Bank.

     b. Enterprise Account. The Band and Great Lakes shall designate the Enterprise Account by written notice to Bank.

     c. Change in Account Designations. The Band may change the designation of the Band Account by written notice to Bank and Great Lakes. The Band and Great Lakes may change the designation of the Enterprise Account by written notice to Bank.

     d. Funds Wire Transferred. All transfers from the Account to the Band Account shall be by wire transfer to the accounts designated in this Control Agreement in accordance with written wire transfer instructions from the Band, subject to change in accordance with
          Section 13 (c).

14.  Action or Consents by Band.

     a. Any action to be taken by the Band may be taken by the Pokagon Council on behalf of the Band.

     b. Any consent or other notification to be given by the Band may be given by any Band Representative. Great Lakes and Bank shall be entitled to rely conclusively upon any written communication signed by a Band Representative.

15. Reservation of Rights. By entering into this Control Agreement, the Band does not waive or affect any rights against Great Lakes under the Security Agreement or the Prior Control Agreement (as hereinafter defined).

16. Warranties and Representations - Great Lakes and Lakes. Each of Great Lakes and Lakes warrants, represents and covenants to the Band that:

     a. This Control Agreement and the Security Agreement each constitute the legal, valid and binding obligation of Great Lakes and Lakes, and are fully enforceable in accordance with their terms;

     b. Neither the execution or delivery of this Control Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Lakes or Great Lakes under any agreement or instrument to which they or either of them is now a party or by which they may be bound; and


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     c.   The Band has, and at all times until the termination of this Control
          Agreement in accordance with Section 9 thereof shall have, a first perfected security interest in the Account and all cash, financial assets and investment property credited to the Account.

17. Warranties and Representations - Bank. Bank represents to the Band that Bank's representations in Sections 2 (a) and 2 (d) of this Control Agreement are true and correct as of the date of this Control Agreement.

18. Further Assurances. From time to time hereafter, Lakes, Great Lakes, the Band and Firstar will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Control Agreement.

19. Governing Law. This Control Agreement shall be interpreted in accordance with the law of the internal law of Minnesota.

20. Amendments, Assignments. Etc. Any provision of this Control Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. Great Lakes may not further assign its rights in the Account and its obligations under this Control Agreement without the written consent of the Band.

21. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Control Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

22. Notices to Great Lakes. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Great Lakes and with copies set forth in Section 12 of this Control Agreement.

23. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Control Agreement shall be subject to arbitration as provided in Section
     14.2 of the Third Amended and Restated Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Control Agreement. The Band's limited waiver of sovereign immunity in Sections 14.1 and 14.3 of the Third Amended and Restated Development Agreement shall apply to this Control Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited


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     assets of the Band specified in the definition of Limited Recourse and
     Section 14.3 of the Third Amended and Restated Development Agreement.

24. Amendment and Restatement. This Third Amended and Restated Account Control Agreement amends and restates in its entirety a certain Account Control Agreement among Lakes, the Bank and Firstar dated as of July 8, 1999, as amended by a First Amendment to Account Control Agreement dated as of October 16, 2000 and a Second Amendment to Account Control Agreement dated as of December 22, 2004 (collectively, the "Prior Control Agreement"). Nothing herein shall be construed to impair or discharge the Prior Control Agreement. To the extent that the terms and provisions of the Prior Control Agreement may conflict with or be inconsistent with the terms and provisions of this Third Amended and Restated Account Control Agreement, the latter shall control.

25.  Miscellaneous.

     a. This Control Agreement and the Account will be governed by the internal laws of the State of Minnesota. Bank and Great Lakes may not change the law governing the Account without Band's express written agreement

     b. This Control Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

     c. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

     d. The headings contained in this Control Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

     e. This Control Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     f. Great Lakes agrees to indemnify and hold the Band harmless against all costs, expenses and fees (i) charged by the Bank against the Account on or after a Manager Event of Default, or (ii) which the Band pays Bank under Section 6 (a) of this Control Agreement.

     g. All income on property in the Account shall be for the account of Great Lakes. Great Lakes certifies that its IRS identification number is 41-1973426, and agrees that income on the property in the Account shall be reported in its name.

     h. To the extent a provision of this Control Agreement is unenforceable, this Control

          Agreement will be construed as if the unenforceable provision were omitted.

     i. The parties agree that Bank is a "securities intermediary" for purposes of Articles 8 and 9 of the Uniform Commercial Code, as adopted in Minnesota, and that Minnesota is the "securities intermediary's jurisdiction" for all purposes under those Articles with regard to this Control Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Account Control Agreement to be executed as of the 25th day of January, 2006.

                                        GREAT LAKES GAMING OF MICHIGAN, LLC


                                        By: /s/ Timothy J. Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                        Its President


                                        LAKES ENTERTAINMENT, INC.,
                                        f/k/a LAKES GAMING, INC.


                                        By: /s/ Timothy J. Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                        Its President


                                        THE POKAGON BAND OF POTAWATOMI INDIANS


                                        By: /s/ John Miller
                                            ------------------------------------
                                            John Miller
                                        Its Council Chairman


                                        By: /s/ Daniel Rapp
                                            ------------------------------------
                                            Daniel Rapp
                                        Its Secretary

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        f/k/a FIRSTAR BANK, N.A.


                                        By: /s/ James J. Kellogg
                                            ------------------------------------
                                        Name: James J. Kellogg
                                        Its: Vice President


                                        LAKES GAMING AND RESORTS, LLC


                                        By: /s/ Timothy J. Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                        Its President

                                    EXHIBIT A
                       BAND NOTIFICATION OF LAKES DEFAULT

TO: U.S. Bank National Association
    101 East Fifth Street
    St. Paul, MN 55101
    attn: Frank P. Leslie

     RE: DEFAULT UNDER CERTAIN AGREEMENTS BY AND BETWEEN THE POKAGON BAND OF POTAWATOMI INDIANS (THE "BAND") AND GREAT LAKES GAMING OF MICHIGAN, LLC ("GREAT LAKES")

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Account Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and U.S. Bank National Association, f/k/a Firstar Bank ("Bank"), as amended and restated by the First Amendment dated as of October 16, 2000 and by the Second Amendment dated as of December 22, 2004 and by the Third Amended and Restated Account Control Agreement dated as of January 25, 2006).

     Notice is hereby given to you under the Control Agreement that either of the following conditions has been satisfied:

     (A) A Manager Event of Default or a Lakes Event of Default has occurred under the Third Amended and Restated Agreements and is continuing; (b) either (i) the time for Great Lakes to demand arbitration under the Third Amended and Restated Agreements has expired, or (ii) Great Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and (c) the Band is entitled to payment of the property in the Account to the extent specified therein; or

     (B) A Guaranty Event of Default, as defined in a Guaranty from Lakes and LG&R to the Band dated October 16, 2000, as amended by First Amendment dated as of December 22, 2004 and Second Amended and Restated Unlimited Guaranty dated as of January 25, 2006, has occurred.

     You are hereby directed to:

          i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Great Lakes, whether pursuant to a Lakes Draw Request or otherwise;

          ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

          iii. immediately cease distributing to Great Lakes interest and dividends on property in the Account; and

          iv. not less than thirty (30) nor more than forty-five (45) days after your receipt hereof, and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the following account by wire transfer:

    Amount:       The entire proceeds of the Account
(indicate which
 is applicable)

                                  or

                  $______________________________

Wire to:          _______________________________

Account Number:   _______________________________
Bank:             _______________________________
ABA Number:       _______________________________
Reference:        _______________________________

Dates: ____________, _____

                                        THE POKAGON BAND OF POTAWATOMI INDIANS


                                        By
                                           -------------------------------------
                                        It Council Chairman


                                        By
                                           -------------------------------------
                                        Its Secretary

                                    EXHIBIT B
                        BAND NOTIFICATION OF TERMINATION

TO:  Firstar Bank of Minnesota, NA
     101 East Fifth Street
     St Paul, MN 55101
     Attn: Frank P. Leslie

Re: TERMINATION OF CERTAIN AGREEMENTS BY AND BETWEEN THE POKAGON BAND OF POTAWATOMI INDIANS (THE "BAND") AND GREAT LAKES GAMING OF MICHIGAN, LLC ("GREAT LAKES")

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Account Control Agreement (the "Control Agreement") dated as of July 8,1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A. ("Bank") as amended and restated by the First Amendment dated as of October 16, 2000 and by the Second Amendment dated as of December 22, 2004 and by the Third Amended and Restated Account Control Agreement dated as of January 25, 2006).

     Notice is hereby given to you under the Control Agreement that:

     (a)  the Third Amended and Restated Agreements have been terminated;

     (b)  either

          i. the time for Great Lakes to demand arbitration under the Agreements has expired, or

          ii. Great Lakes timely demanded arbitration, and the arbitrator's award has confirmed that termination; and

     (c) the Band is entitled to payment of the property in the Account as provided herein.

     You are hereby directed to:

          i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Great Lakes, whether pursuant to a Lakes Draw Request or otherwise;

          ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

          iii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

          iv. immediately cease distributing to Great Lakes interest and dividends on property in the Account; and

          v. not less than thirty (30) nor more than forty-five (45) days after your receipt hereof and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the following account by wire transfer:

     Amount:      The entire proceeds of the Account
(indicate which
 is applicable)

                                       or

                  $_________________________________

Wire to:

Account Number:   __________________________________
Bank:             __________________________________
ABA Number:       __________________________________
Reference:        __________________________________

Dated: _____________, ____

                                        THE POKAGON BAND OF POTAWATOMI INDIANS


                                        By
                                           -------------------------------------
                                        Its Council Chairman


                                        By
                                           -------------------------------------
                                        Its Secretary

                                    EXHIBIT C
                                  JOINT NOTICE

TO: Firstar Bank of Minnesota, NA
    101 East Fifth Street
    St Paul, MN 55101
    Attn: Frank P. Leslie

Re: JOINT NOTICE OF TERMINATION OF CERTAIN AGREEMENTS BY AND BETWEEN THE
    POKAGON BAND OF POTAWATOMI INDIANS (THE "BAND") AND GREAT LAKES GAMING OF MICHIGAN, LLC ("GREAT LAKES")

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Account Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N. A. ("Bank") as amended and restated by the First Amendment dated as of October 16, 2000 and by the Second Amendment dated as of December 22, 2004 and by the Third Amended and Restated Account Control Agreement dated as of January 25, 2006).

     Notice is hereby given to you that the Third Amended and Restated Agreements have been terminated.

     You are hereby directed to liquidate all property in the Account and transfer the proceeds as follows:

               1.   $______________________ of said proceeds shall be
                    transferred to the following account by wire transfer:

                    Account Number:   __________________________________________
                    Bank:             __________________________________________
                    ABA Number:       __________________________________________
                    Reference:        __________________________________________

               2.   $______________________ of said proceeds shall be
                    transferred to the following account by wire transfer:

                    Account Number:   __________________________________________
                    Bank:             __________________________________________
                    ABA Number:       __________________________________________
                    Reference:        __________________________________________

Dated: _____________, ____

THE POKAGON BAND OF POTAWATOMI          GREAT LAKES GAINING OF MICHIGAN, LLC
INDIANS


By                                      By
   ----------------------------------      -------------------------------------
Its Council Chairman                    Its
                                            ------------------------------------


By
   ----------------------------------
Its Secretary

                                   EXHIBIT D-I
                 LAKES DRAW REQUEST (TRANSFERS TO BAND ACCOUNT)

TO: Firstar Bank of Minnesota, NA
    101 East Fifth Street
    St Paul, MN 55101
    Attn: Frank P. Leslie

Re: DRAW BY GREAT LAKES GAMING OF MICHIGAN, LLC UNDER THE CONTROL AGREEMENT

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Account Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A. ("Bank") as amended and restated by the First Amendment dated as of October 16, 2000 and by the Second Amendment dated as of December 22, 2004 and by the Third Amended and Restated Account Control Agreement dated as of January 25, 2006).

     Pursuant to Section 4 (a) of the Control Agreement, you are hereby directed to wire transfer, as soon as is practicable after receipt of the Consent of the Band, but within not more than two business days after your receipt thereof, the following sum:

     $______________

from the Account to the Band Account as designated by the Band pursuant to
Section 13 (a) of the Control Agreement.

Dated: _____________, ____

                                        GREAT LAKES GAMING OF MICHIGAN, LLC


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                                   EXHIBIT D-2
              LAKES DRAW REQUEST (TRANSFERS TO ENTERPRISE ACCOUNT)

TO: Firstar Bank of Minnesota, NA
    101 East Fifth Street
    St Paul, MN 55101
    Attn: Frank P. Leslie

Re: DRAW BY GREAT LAKES GAMING OF MICHIGAN, LLC UNDER THE CONTROL AGREEMENT

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Account Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A. ("Bank") as amended and restated by the First Amendment dated as of October 16, 2000 and by the Second Amendment dated as of December 22, 2004 and by the Third Amended and Restated Account Control Agreement dated as of January 25, 2006).

     Pursuant to Section 4 (a) of the Control Agreement, you are hereby directed to wire transfer, as soon as is practicable after receipt of the Consent of the Band, but within not more than two business days after your receipt thereof, the following sum:

      $_____________

from the Account to the Enterprise Account as designated by the Band and Great Lakes pursuant to Section 13 (b) of the Control Agreement.

Dated: _____________, ____

                                        GREAT LAKES GAINING OF MICHIGAN, LLC


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                                    EXHIBIT E
                       BAND CONSENT TO LAKES DRAW REQUEST

TO: Firstar Bank of Minnesota, NA
    101 East Fifth Street
    St PauL, MN 55101
    Attn: Frank P. Leslie

Re: BAND CONSENT TO DRAW BY GREAT LAKES GAINING OF MICHIGAN, LLC
    UNDER THE CONTROL AGREEMENT

Dear Sir:

     (Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Account Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A. ("Bank") as amended and restated by the First Amendment dated as of October 16, 2000 and by the Second Amendment dated as of December 22, 2004 and by the Third Amended and Restated Account Control Agreement dated as of January 25, 2006).

     Pursuant to Section 4 (a) of the Control Agreement, you are hereby notified that the Band consents to the Draw by Great Lakes dated _____________, a copy of which is attached.

Dated: _____________, ____


                                        ----------------------------------------

                                        ----------------------------------------
                                        Print Name: Band Representative,
                                                    duly authorized